UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2018

MINISTRY PARTNERS INVESTMENT COMPANY, LLC

------------------------------------------------------------------------------------------------------------------

(Exact name of registrant as specified in its charter)

California         333-04028LA                              26-3959348

-------------------------------------------------------------------------------------------------------------------

(State of Incorporation)                (Commission File Number)              (IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA         92821

-------------------------------------------------------------------------------------------------------------------

(Address of Principal Executive Offices)                                                          (Zip Code)

Registrant’s telephone number, including area code: (714) 671-5720

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 30, 2018, the Company announced the commencement of its offering of up to $80 million of its Secured Investment Notes (the “Notes”) in a limited offering to qualified investors that meet the requirements of Rule 506 of Regulation D, promulgated by the U.S. Securities and Exchange Commission (the “Offering”), pursuant to the terms and conditions set forth in its Private Offering Memorandum.  The Offering will be conducted and made in accordance with the provisions of Rule 506(b), promulgated under the Securities Act of 1933, as amended and will not be conducted as a private offering which permits general advertising and general solicitation under the Jumpstart Our Business Startups Act.  Proceeds of the offering will be used to invest in, acquire or originate mortgage loans made to churches, Christian ministries and related organizations.

Each of the Notes will be offered through a private placement and will not be registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws. As a result, the Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Act.

Forward-Looking Statements

Except for the historical statements set forth in this Form 8-K, the earnings guidance statements are forward-looking statements that are subject to certain risks, uncertainties and assumptions, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions or variations or negatives of these words.  Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue or net earnings.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, recent reports on Form 8-K, subsequent Form 10-Q and other Securities and Exchange Commission filings discuss or will describe the important risk factors that could otherwise affect the Company’s business; results of operations, liquidity and financial condition.  We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
/s/ Joseph W. Turner, Jr.
Joseph W. Turner, Jr.
President and Chief Executive Officer